Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE
TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT TO

NOTE AND WARRANT PURCHASE AGREEMENT

This Amendment (the "Amendment"), entered into as of June 4, 2025 (the "Effective Date"), to the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated May 21, 2025, by and among Laredo Oil, Inc., a Delaware corporation (the "Company"), and the Investors thereunder is entered into by and among the Company and Majority Holders as of the Effective Date.

RECITALS:

A.                 Capitalized tenns not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

B.                 At the Initial Closing pursuant to the Purchase Agreement, the Company issued a Note to Bruhn Revocable Trust in the original principal amount equal to $200,000, which, as of the Effective Date, is the only Note issued pursuant to the Purchase Agreement.

C.                  Section 6.8 of the Purchase Agreement provides that any term of the Purchase Agreement may be amended with the written consent of the Company and the Majority Holders.

D.                 The Company and the undersigned Majority Holders desire to (i) amend Section 2.2 of the Purchase Agreement to increase the maximum principal amount of Notes to be sold pursuant to the Purchase Agreement from $825,000 to $1,500,000, (ii) amend the form of Note to be issued to Investors and (iii) amend the form of Warrant to be issued to Investors.

NOW, THEREFORE, for and in consideration of the above, the premises set forth herein and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1.         Amendment of Section 2.2 of the Purchase Agreement. Section 2.2 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

"2.2   Additional Closings. After the Initial Closing, the Company may sell and issue, on the same terms and conditions as those contained in this Agreement, additional Notes and Warrants to any one or more existing or new Investors as the Company shall select, at one or more subsequent Closings (each, a "Subsequent Closing") up to an aggregate amount that results in the combined principal amounts of all Notes equaling up to $1,500,000, provided that each such Investor (each a "New Investor") shall become a party to this Agreement as an additional Investor by executing and delivering a counterpart signature page to this Agreement. Exhibit A shall be updated to reflect the additional principal amount of the Notes purchased at each such Subsequent Closing and the New Investors purchasing such additional Notes."

Laredo Oil, Inc.

Amendment to Note and

Warrant Purchase Agreement

2.         Amendment of Form of Note. The form of Notes to be issued to Investors shall be the form attached hereto as Exhibit A.

3.         Amendment of Fonn of Warrant. The form of Warrants to be issued to Investors shall be the form attached hereto as Exhibit B.

4.           Miscellaneous.

(a)                Except as amended by the provisions of this Amendment, the terms and provisions contained in the Purchase Agreement, the Notes and Warrants shall continue to govern the rights and obligations of the Company and the Investors, and all provisions and covenants in the Purchase Agreement, the Notes and the Warrants shall remain in full force and effect as stated therein.

(b)                This Amendment shall be governed by the laws of the State of Delaware, without giving effect to any conflicts of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Delaware.

(c)                This Amendment may be executed in counterpart originals, each of which shall be treated as a fully executed original hereof when all parties hereto have executed such a counterpart. A facsimile signature shall be treated as an original signature unless an original signature is required by law.

[SIGNATURE PAGE TO FOLLOW]

2

Laredo Oil, Inc.

Amendment to Note and

Warrant Purchase Agreement

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Note and Warrant Purchase Agreement to be effective as of the day and year first above written.

COMPANY

Laredo Oil, Inc.

By:	/s/ [***]
[***]

[SIGNATURE PAGE TO LAREDO OIL, INC. AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Note and Warrant Purchase Agreement to be effective as of the day and year first above written.

INVESTOR

[***]

By:	/s/ [***]
Name:	[***]
Title:	[***]

[SIGNATURE PAGE TO LAREDO OIL, INC. AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

EXHIBIT A

FORM OF NOTE

[attached]

[EXHIBITS TO LAREDO OIL, INC. AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT'), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

LAREDO OIL, INC.

SUBORDINATED PROMISSORY NOTE

Note No. 2025-	Made as of [--]
$[--]

For value received, Laredo Oil, Inc., a Delaware corporation (the "Company"), with principal offices at 2021 Guadalupe St, Suite 260, Austin, TX 78705, hereby promises to pay to[--] ("Holder") or its registered assigns, the principal sum of [--] (the "Principal Amount"), or such lesser amount as shall then equal the outstanding principal amount hereunder, together with simple interest on the unpaid principal balance at a rate equal to 12% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the principal amount and all interest accrued thereon and all other amounts owed hereunder are paid. The unpaid Principal Amount, together with any then unpaid accrued interest and all other amounts owed hereunder, shall be due and payable on the earlier of (i) upon written demand by the Majority Holders at any time after November 21, 2025 (the "Maturity Date") or (ii) when such amounts are made automatically due and payable upon or after the occurrence of an Event of Default (as defined below) at the principal offices of the Company or by mail to the address of the registered holder of this Note in lawful money of the United States. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Purchase Agreement (as defined below).

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

1.      DEFINITIONS. The following definitions shall apply for all purposes of this Note:

1.1          "Company" has the meaning set forth above and includes any corporation that shall succeed to or assume the obligations of the Company under this Note.

1.2         "Common Stock" has the meaning set forth in the Purchase Agreement.

1.3         "Holder" means any person who shall at the time be the registered holder of this Note.

1.4          "Note" means this Subordinated Promissory Note.

1.5         "Notes" means a series of subordinated promissory notes aggregating up to $1,500,000 in principal amount issued under the Purchase Agreement (defined below), of which this Note is one, each such note containing substantially identical terms and conditions as this Note.

2.       PURCHASE AGREEMENT. This Note is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of May 20, 2025, as amended by that certain Amendment to Note and Warrant Purchase Agreement dated June _, 2025 (collectively the "Purchase Agreement"), by and among the Company, the original holder of this Note and certain other investors listed on the Schedule of Investors attached to the Purchase Agreement as Exhibit A, and is subject to the provisions thereof.

3.       EVENTS OF DEFAULT. An "Event of Default" will occur if any of the following happens and such default is not cured within a five-day period after the Holder has given the Company written notice of such default:

3.1	the Company fails to make any payment when due hereunder;

3.2	the Company breaches any material obligation to the Holder under this Note; or

3.3	a receiver is appointed for any material part of the Company's property, the Company makes an assignment for the benefit of creditors, or the Company becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts.

Upon the occurrence of any Event of Default, all accrued but unpaid expenses, accrued but unpaid interest, all principal, and any other amounts outstanding under this Note shall become immediately due and payable in full without further notice or demand by the Holder.

4.       NOTES ARE PARI PASSU. The Notes issued pursuant to the Purchase Agreement shall rank equally without preference or priority of any kind over one another, and all payments on account of principal and interest with respect to any of the Notes shall be applied ratably and proportionately on all outstanding Notes on the basis of the original principal amount of outstanding Notes.

5.       PREPAYMENT. The Company may, at any time and from time to time, prepay all or any portion of the outstanding Principal Amount of this Note prior to the Maturity Date without the prior consent of the Holder. Notwithstanding the foregoing, in the event of any such prepayment, whether in whole or in part, the Company shall pay to the Holder, concurrently with such prepayment, a prepayment fee (a "Prepayment Fee") equal to the amount of interest that would have accrued on the Principal Amount from the date of such prepayment through the Maturity Date, calculated at the applicable interest rate set forth herein, without regard to any acceleration or default. Any such prepayments made on this Note shall be pro rata according the outstanding principal and interest on the Notes to all holders of the Notes. Any such prepayment shall be applied first against any accrued Interest (including the Prepayment Fee), and then against the Principal Amount.

6.      GENERAL PROVISIONS.

6.1               Waivers. The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

6.2              Attorneys' Fees. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys' fees.

2

Laredo Oil, Inc.

Subordinated Promissory Note

6.3               Transfer. Neither this Note nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company's prior written consent, which the Company may withhold in its sole discretion; provided, however, that this Note may be assigned, conveyed or transferred without the prior written consent of the Company to any person that directly, or indirectly through one or more intennediaries, controls, is controlled by, or is under common control with the Holder; provided, further, that such transferee executes an acknowledgement that such transferee is subject to all the terms and conditions of this Note and satisfies the Company as to compliance with State and federal securities law. The rights and obligations of the Company and the Holder under this Note and the Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

6.4               Governing Law. This Note shall be governed by and construed under the internal laws of the State of Delaware.

6.5                Headings. The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note. All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

6.6               Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) at the time of personal delivery, if delivery is in person; (b) one business day after deposit with an express overnight courier for United States deliveries, or two business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (c) three business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party provided on Exhibit A to the Purchase Agreement or, in the case of the Company, at 2021 Guadalupe St, Suite 260, Austin, TX 78705, or at such other address as any party or the Company may designate by giving ten days' advance written notice to all other parties.

6.7               Amendments and Waivers. This Note and all other Notes issued under the Purchase Agreement may be amended and provisions may be waived by the Note holders and the Company as provided in Section 6.8 of the Purchase Agreement. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Notes at the time outstanding, each future holder of such securities, and the Company.

6.8               Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.9               Purchase Agreement. This Note incorporates by reference all the terms of the Purchase Agreement.

[SIGNATURE PAGE FOLLOWS]

3

Laredo Oil, Inc.

Subordinated Promissory Note

IN WITNESS WHEREOF, the Company has caused this Subordinated Promissory Note to be signed in its name as of the date first written above.

THE COMPANY

LAREDO OIL, INC.

By:
Name:
Title:

HOLDER

By:
Name:
Title:

[Signature Page to Laredo Oil, Inc. Subordinated Promissory Note]

EXHIBIT B

FORM OF WARRANT

[attached]

[EXHIBITS TO LAREDO OIL, INC. AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT]

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT'), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

OF

LAREDO OIL, INC.

Warrant No. 2025-__	Issue Date: [--], 2025

Expiration Date: May 21, 2027

Maximum Shares: [--]

Warrant Price: $0.43

This certifies that in consideration of the sum of$[--] previously paid to Laredo Oil, Inc., a Delaware corporation (the "Company"), with principal offices at 2021 Guadalupe St, Suite 260, Austin, TX 78705, receipt of which is hereby acknowledged,[--] is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company at any time after prior to 5:00 p.m. Central Time on the Expiration Date set forth above a number of shares of Warrant Stock (as defined below) up to the Maximum Shares set forth above at a price per share equal to the Warrant Price (as defined below), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the full Warrant Price for the shares of Warrant Stock so purchased in lawful money of the United States. The Warrant Price and the number and character of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

This Warrant is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of May 20, 2025, as amended by that certain Amendment to Note and Warrant Purchase Agreement dated June_, 2025 (collectively the "Purchase Agreement"), by and among the Company, the original holder of this Warrant and certain other investors listed on the Schedule of Investors attached to the Purchase Agreement as Exhibit A, and is subject to the provisions thereof.

1.             DEFINITIONS. The following definitions shall apply for purposes of this Warrant:

1.1              "Change of Controf' means (a) any sale or exchange of the capital stock by the shareholders of the Company in one transaction or series of related transactions where more than 50% of the outstanding voting power of the Company is acquired by a person or entity or group of related persons or entities; or (b) any reorganization, consolidation, merger or similar transaction or series of related transactions (each, a "combination transaction") in which the Company is a constituent corporation or is a party if, as a result of such combination transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than any such securities that are held by an Acquiring Shareholder, as defined below) do not represent, or are not converted into, securities of the surviving corporation of such combination transaction (or such surviving corporation's parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such combination transaction, together possess at least a majority of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Shareholder; or (c) a sale of all or substantially all of the assets of the Company, that is followed by the distribution of the proceeds to the Company's shareholders. For purposes of this Section 1.1, an "Acquiring Shareholder" means a shareholder or shareholders of the Company that (i) merges or combines with the Company in such combination transaction or (ii) owns or controls a majority of another corporation that merges or combines with the Company in such combination transaction.

1.2             "Common Stock" means the common stock of the Company, par value $0.0001 per share.

1.3              "Company" means the "Company" as defined above and includes any corporation that shall succeed to or assume the obligations of the Company under this Warrant.

1.4             "Holder" means any person who shall at the time be the registered holder of this Warrant.

1.5              "Warrant" means this Warrant and any warrant(s) delivered m substitution or exchange therefore, as provided herein.

1.6              "Warrants" means a series of warrants to purchase the Company's Common Stock issued under the Purchase Agreement, of which this Warrant is one, each such warrant containing substantially identical terms and conditions as this Warrant.

1.7              "Warrant Price" means $0.43 per share. The Warrant Price is subject to adjustment as provided herein.

1.8              "Warrant Stock" means the Common Stock. The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term "Warrant Stock" shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

2.            EXERCISE.

2.1               Method of Exercise. Subject to the terms and conditions of this Warrant, the Holder may exercise this Warrant, at any time or from time to time, on any business day before the Expiration Date for up to that number of shares of Warrant Stock equal to the Maximum Shares, by surrendering this Warrant at the principal offices of the Company, with the subscription form attached hereto duly executed by the Holder, and payment of an amount equal to the product obtained by multiplying (i) the number of shares of Warrant Stock to be purchased by the Holder by (ii) the Warrant Price or adjusted Warrant Price therefore, if applicable, as determined in accordance with the terms hereof.

2.2               Form of Payment. Payment may be made by (i) a check payable to the Company's order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder, or (iv)any combination of the foregoing.

2.3               No Fractional Shares. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of any such fractional share, calculated on the basis of the Warrant Price.

Laredo Oil, Inc.

Warrant to Purchase Common Stock

2.4              Restrictions on Exercise. This Warrant may not be exercised if the issuance of the Warrant Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Holder shall execute the subscription form attached hereto as Exhibit 1, confirming and acknowledging that the representations and warranties of the Holder set forth in Section 4 of the Purchase Agreement are true and correct as of the date of exercise.

2.5               Net Exercise. In lieu of cash exercising this Warrant, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Warrant Stock computed using the following formula:

Y (A - B)
X =	A

Where:

X --	The number of shares of Warrant Stock to be issued to the holder of this Warrant.

Y --	The number of shares of Warrant Stock purchasable under this Warrant.

A --	The fair market value of one share of Warrant Stock.

B --	The Warrant Price (as adjusted to the date of such calculations).

For purposes of this Section 2.5, the fair market value of a share of Warrant Stock shall mean the average of the closing bid and asked prices of shares of Warrant Stock quoted in the over-the-counter market in which the shares of Warrant Stock are traded or the closing price quoted on any exchange on which such shares are listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the shares of Warrant Stock are not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per share of Warrant Stock that the Company could obtain from a willing buyer for such shares sold by the Company from authorized but unissued shares of Warrant Stock, as such prices shall be determined in good faith by the Company's Board of Directors.

3.              ISSUANCE OF STOCK. Except as set forth in Section 4, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise.

4.               EARLY EXPIRATION. This Warrant shall automatically expire and be ofno further force and effect without any action by the Holder immediately prior to the effective date of a Change of Control. If the Company proposes at any time to effect a Change of Control, the Company shall mail to the Holder a notice specifying the date on which the Change of Control is anticipated to become effective, and the Holder shall have the right to exercise this Warrant for the applicable Warrant Stock prior to such expiration event.

Laredo Oil, Inc.

Warrant to Purchase Common Stock

5.              ADJUSTMENT PROVISIONS. The number and character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefore, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

5.1               Adjustment for Stock Splits and Stock Dividends. The Warrant Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split or reverse stock split, or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities).

5.2               Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Sections 5.1 or 5.3) or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

5.3               Adjustment for Reorganization, Consolidation, Merger. Except as provided in Section 4 (Early Expiration), in case of any recapitalization or reorganization of the Company after the date of this Warrant, or in case, after such date, the Company shall consolidate with or merge into another corporation, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such recapitalization, reorganization, consolidation or merger, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such recapitalization, reorganization, consolidation or merger if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing corporation in such reorganization, consolidation or merger (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger.

5.4               Conversion of Stock. In case all the authorized Warrant Stock of the Company is converted, pursuant to the Company's Certificate of Incorporation, into other securities or property, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder, upon exercise of this Warrant at any time after the date on which the Warrant Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Termination Date (the"Former Number of Shares of Warrant Stock"), the stock and other securities and property that the Holder would have been entitled to receive upon the Termination Date if the Holder had exercised this Warrant with respect to the Former Number of Shares of Warrant Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Warrant).

5.5               Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the Warrant Price or the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

Laredo Oil, Inc.

Warrant to Purchase Common Stock

5.6               No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

5.7               Reservation of Stock. If at any time the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock or other securities issuable upon exercise of this Warrant as shall be sufficient for such purpose.

6.                NO RIGHTS OR LIABILITIES AS SHAREHOLDER. This Warrant does not by itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

7.                NO IMPAIRMENT. The Company will not, by amendment of its articles of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant.

8.                ATTORNEYS' FEES. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys' fees.

9.                TRANSFER. Neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company's prior written consent, which the Company may withhold in its sole discretion; provided, however, that this Warrant may be assigned, conveyed or transferred without the prior written consent of the Company to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Holder. The rights and obligations of the Company and the Holder under this Warrant and the Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

10.            GOVERNING LAW. This Warrant shall be governed by and construed under the internal laws of the State of Delaware.

11.               HEADINGS. The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12.               NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) at the time of personal delivery, if delivery is in person; (b) one business day after deposit with an express overnight courier for United States deliveries, or two business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (c) three business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party on Exhibit A to the Purchase Agreement or, in the case of the Company, at 2021 Guadalupe St, Suite 260, Austin, TX 78705, or at such other address as any party or the Company may designate by giving ten days' advance written notice to all other parties.

Laredo Oil, Inc.

Warrant to Purchase Common Stock

13.               AMENDMENT; WAIVER. This Warrant and all other Warrants issued under the Purchase Agreement may be amended and provisions may be waived by the warrant holders and the Company as provided in Section 6.8 of the Purchase Agreement. Any amendment or waiver effected in accordance with this Section 13 shall be binding upon each holder of any Warrants at the time outstanding, each future holder of such securities, and the Company.

14.               SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

15.               TERMS BINDING. By acceptance of this Warrant, the Holder accepts and agrees to be bound by all the terms and conditions of this Warrant.

16.               PURCHASE AGREEMENT. This Warrant incorporates by reference all the tenns of the Purchase Agreement.

[SIGNATURE PAGE FOLLOWS]

Laredo Oil, Inc.

Warrant to Purchase Common Stock

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first written above.

THE COMPANY:

LAREDO OIL, INC.

By:
Name:
Title:

AGREED AND ACKNOWLEDGED

THE HOLDER:

[Signature Page to Laredo Oil, Inc.Warrant to Purchase Common Stock]

EXHIBIT 1

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: LAREDO OIL, INC.

(1)               The undersigned Holder hereby elects to purchase ___________ shares of Common Stock of Laredo Oil, Inc.. (the "Warrant Stock") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2)               In exercising the Warrant, the undersigned Holder hereby confirms and acknowledges that the representations and warranties set forth in Section 4 of the Purchase Agreement (as defined in the Warrant) as they apply to the undersigned Holder continue to be true and correct as of this date.

(3)               Please issue a certificate or certificates representing such shares of Warrant Stock in the name specified below:

(Name)

(Address)

(City, State, Zip Code)

(Federal Tax Identification Number)

(Date)